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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549


                             ___________________



                                  FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported):  June 24, 1997




                                THE TORO COMPANY
               (Exact name of registrant as specified in its charter)


          Delaware                 No. 1-8649               41-0580470
(State of other jurisdiction (Commission File Number)     (IRS Employer
      of incorporation)                                 Identification Number)


                   8111 Lyndale Avenue South
                    Bloomington, Minnesota                55420-1196
           (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code    (612) 888-8801


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Item 5.    OTHER EVENTS.

     On June 24, 1997, The Toro Company, a Delaware corporation (the "Company"), closed the public offering of $75,000,000 aggregate principal amount of its 7.125% Notes due June 15, 2007 (the "Notes") and $100,000,000 aggregate principal amount of its 7.80% Debentures due June 15, 2027 (the "Debentures") under its registration statement on Form S-3 (No. 33-20901), which became effective on June 10, 1997 (the "Registration Statement"). This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Pricing Agreement, the Indenture, the Officers' Certificate Establishing Terms of Debt Securities, the form of Note and the form of Debenture listed in Item 7(c) hereof in connection with the Registration Statement and the public offering of the Notes and the Debentures.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

       1(a) Underwriting Agreement dated June 18, 1997 executed by the Company (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form S-3 No. 333-20901).

       1(b) Pricing Agreement dated June 18, 1997 between the Company and Goldman, Sachs & Co., BancAmerica Securities, Inc. and NationsBanc Capital Markets, Inc. which incorporates the Underwriting Agreement dated June 18, 1997 by reference.

       4(a) Indenture dated as of January 31, 1997 between the Company and First Trust National Association, as
               Trustee.

       4(b)    Officers' Certificate Establishing Terms of Debt
               Securities dated June 9, 1997 relating to the Notes and the Debentures.

       4(c)    Form of Note (included as part of Exhibit 4(b)).

       4(d)    Form of Debenture (included as part of Exhibit 4(b)).

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE TORO COMPANY

Date:  June 27, 1997                    By: /s/  J. LAWRENCE MCINTYRE
                                            ----------------------------
                                             J. Lawrence McIntyre
                                             Vice President, Secretary
                                             and General Counsel

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                                 EXHIBIT INDEX


Exhibit No.    Exhibit
-----------    -------

1(a) Underwriting Agreement dated June 18, 1997 executed by the Company (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form S-3 No. 333-20901).

1(b)           Pricing Agreement dated June 18, 1997 between the
               Company and Goldman, Sachs & Co., BancAmerica
               Securities, Inc. and NationsBanc Capital Markets, Inc. which incorporates the Underwriting Agreement dated June 18, 1997 by reference.

4(a) Indenture dated as of January 31, 1997 between the Company and First Trust National Association, as
               Trustee.

4(b)           Officers' Certificate Establishing Terms of Debt
               Securities dated June 9, 1997 relating to the Notes and the Debentures.

4(c)           Form of Note (included as part of Exhibit 4(b)).

4(d)           Form of Debenture (included as part of Exhibit 4(b)).


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